Exhibit 21.1

LIST OF SUBSIDIARIES OF BGC PARTNERS, INC.

ENTITY NAMES	DOMESTIC JURISDICTION
12TH STREET CAPITAL, LLC	DELAWARE
ABC INSURANCE SERVICES LIMITED	UNITED KINGDOM
AMEEFI SERVICES, INC.	DELAWARE
AMEREX BROKERS LLC	DELAWARE
AMPEX ENERGY, LLC	DELAWARE
AQUA SECURITIES HOLDINGS, LLC	DELAWARE
AQUA SECURITIES, L.P.	DELAWARE
AQUA SOFTWARE, LLC	DELAWARE
AUREL BGC	FRANCE
BESSO (ASIA PACIFIC) LIMITED	HONG KONG
BESSO AFFINITY GROUPS LIMITED	UNITED KINGDOM
BESSO CYPRUS B.V.	NETHERLANDS
BESSO ESOP TRUSTEE LIMITED	UNITED KINGDOM
BESSO GRIMME INSURANCE BROKERSGMBH	GERMANY
BESSO INSURANCE GROUP LIMITED	UNITED KINGDOM
BESSO INSURANCE SERVICES LIMITED	UNITED KINGDOM
BESSO INTERNATIONAL (RE) LIMITED	UNITED KINGDOM
BESSO INTERNATIONAL SPECIE LIMITED	UNITED KINGDOM
BESSO LIMITED	UNITED KINGDOM
BESSO LLP	UNITED KINGDOM
BESSO MARINE LIMITED	UNITED KINGDOM
BESSO OPERATIONAL SUPPORT SERVICES LIMITED	UNITED KINGDOM
BESSO PARTNERS LIMITED	UNITED KINGDOM
BESSO RE (MIDDLE EAST) LIMITED	DUBAI
BESSO RE BRASIL CORRETORA DE RESSEGUROS LTDA	BRAZIL
BESSO RE LIMITED	UNITED KINGDOM
BESSO RISK SOLUTIONS LTD	UNITED KINGDOM
BESSO SIGORTA VE REASURANS BROKERLIGI LTD	TURKEY
BESSO SPECIAL GROUPS LIMITED	UNITED KINGDOM
BESSO TRANSPORTATION LIMITED	UNITED KINGDOM
BGC BRAZIL HOLDINGS LIMITADA	BRAZIL
BGC BRAZIL HOLDINGS, LLC	DELAWARE
BGC BROKERS GP LIMITED	UNITED KINGDOM
BGC BROKERS HOLDINGS, L.P.	DELAWARE

BGC BROKERS HOLDINGS, LLC	DELAWARE
BGC BROKERS INVESTMENT, L.P.	DELAWARE
BGC BROKERS L.P.	UNITED KINGDOM
BGC BROKERS US HOLDINGS, LLC	DELAWARE
BGC BROKERS US, L.P.	DELAWARE
BGC CANADA SECURITIES COMPANY	CANADA (NOVA SCOTIA)
BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.	DELAWARE
BGC CAPITAL MARKETS (HONG KONG) LIMITED	HONG KONG
BGC CAPITAL MARKETS (JAPAN) LLC	DELAWARE
BGC CAPITAL MARKETS (SWITZERLAND) LLC	DELAWARE
BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED	SOUTH KOREA
BGC CAPITAL MARKETS, L.P.	DELAWARE
BGC CAYMAN ISLANDS HOLDINGS I LIMITED	CAYMAN ISLANDS
BGC CHINA HOLDINGS, LLC	DELAWARE
BGC CHINA, L.P.	DELAWARE
BGC COMMERCIAL REAL ESTATE HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS, L.P.	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES HOLDINGS, LLC	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES, L.P.	DELAWARE
BGC EPSILON FINANCING, LLC	DELAWARE
BGC EPSILON HOLDINGS, LLC	DELAWARE
BGC EUROPEAN GP LIMITED	UNITED KINGDOM
BGC EUROPEAN HOLDINGS, L.P.	UNITED KINGDOM
BGC FINANCIAL GROUP, INC.	DELAWARE
BGC FINANCIAL, L.P.	DELAWARE
BGC FRANCE HOLDINGS	FRANCE
BGC GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS
BGC GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS
BGC GLOBAL LIMITED	UNITED KINGDOM
BGC GP LIMITED	UNITED KINGDOM
BGC GP, LLC	DELAWARE
BGC HCMC HOLDINGS, LLC	DELAWARE
BGC HOLDINGS (TURKEY), LLC	DELAWARE
BGC HOLDINGS II, LLC	DELAWARE
BGC HOLDINGS U.S., INC.	DELAWARE
BGC HOLDINGS, L.P.	DELAWARE

BGC HOLDINGS, LLC	DELAWARE
BGC INFORMATION HOLDINGS, LLC	DELAWARE
BGC INFORMATION, L.P.	DELAWARE
BGC INSURANCE SERVICES (BERMUDA) LIMITED	BERMUDA
BGC INTERNATIONAL	UNITED KINGDOM
BGC INTERNATIONAL GP LIMITED	UNITED KINGDOM
BGC INTERNATIONAL HOLDINGS, L.P.	DELAWARE
BGC INTERNATIONAL, L.P.	UNITED KINGDOM
BGC LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.	BRAZIL
BGC M LIMITED PARTNERSHIP	UNITED KINGDOM
BGC MARKET DATA HOLDINGS, LLC	DELAWARE
BGC MARKET DATA, L.P.	DELAWARE
BGC MEXICO HOLDINGS, S. DE R.L. de C.V.	MEXICO
BGC MEXICO R.E. HOLDINGS, LLC	DELAWARE
BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.	MEXICO
BGC NOTES, LLC	NEW YORK
BGC PARTNERS (AUSTRALIA) PTY LIMITED	AUSTRALIA
BGC PARTNERS (SINGAPORE) LIMITED	SINGAPORE
BGC PARTNERS CIS LLC	RUSSIA
BGC PARTNERS MENKUL DEGERLER A.S.	TURKEY
BGC PARTNERS, INC.	DELAWARE
BGC PARTNERS, L.P.	DELAWARE
BGC POTEN & PARTNERS HOLDINGS, LLC	DELAWARE
BGC RADIX ENERGY L.P.	DELAWARE
BGC REAL ESTATE, LLC	DELAWARE
BGC REMATE HOLDINGS, LLC	DELAWARE
BGC SA FINANCIAL BROKERS (PTY) LIMITED	SOUTH AFRICA
BGC SECURITIES (AUSTRALIA) PTY LIMITED	AUSTRALIA
BGC SECURITIES (HONG KONG) LLC	DELAWARE
BGC SECURITIES (SINGAPORE) LIMITED	SINGAPORE
BGC SECURITIES SARL	SWITZERLAND
BGC SERVICES (HOLDINGS) LLP	UNITED KINGDOM
BGC SHOKEN KAISHA LIMITED	DELAWARE
BGC SUNRISE HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS I, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS II, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS III, LLC	DELAWARE

BGC TECHNOLOGY (HONG KONG) LIMITED	HONG KONG
BGC TECHNOLOGY (JAPAN) LIMITED	JAPAN
BGC TECHNOLOGY BROKERAGE HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY BROKERAGE, L.P.	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY INTERNATIONAL LIMITED	UNITED KINGDOM
BGC TECHNOLOGY MARKETS HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY MARKETS, L.P.	DELAWARE
BGC TECHNOLOGY SUPPORT SERVICES LIMITED	UNITED KINGDOM
BGC TECHNOLOGY, LLC	DELAWARE
BGC TRADING HOLDINGS, LLC	DELAWARE
BGC USA HOLDINGS, LLC	DELAWARE
BGC USA, L.P.	DELAWARE
BGCBI, LLC	DELAWARE
BGCCMHK HOLDINGS II, LLC	DELAWARE
BGCCMHK HOLDINGS, LLC	DELAWARE
BGCCMLP HOLDINGS, LLC	DELAWARE
BGCF HOLDINGS, LLC	DELAWARE
BGCIHLP, LLC	DELAWARE
BGCM GP LIMITED	UNITED KINGDOM
BGCP II, INC.	DELAWARE
BGCSHLLP HOLDINGS LIMITED	UNITED KINGDOM
BRAINS INC LIMITED	UNITED KINGDOM
BROKERSLINK AG	SWITZERLAND
BROKERSLINK MANAGEMENT AG	SWITZERLAND
CANTOR FITZGERALD (PROPRIETARY) LIMITED	SOUTH AFRICA
CENTURY CHARTERING (U.K.) LIMITED	UNITED KINGDOM
CGSC HOLDINGS (AUSTRALIA) PTY LTD.	AUSTRALIA
CHART TRADING DEVELOPMENT, LLC	TEXAS
CONTRACT COMPLETION COMPANY LTD	UNITED KINGDOM
COOPER GAY (AUSTRALIA) PTY LTD	AUSTRALIA
COOPER GAY (FRANCE) SAS	FRANCE
COOPER GAY CAYMAN LTD.	CAYMAN ISLANDS
COOPER GAY SA	BELGIUM
CREDITORS COLLECTIONS, LLC	DELAWARE

D'VEGA LIMITED	UNITED KINGDOM
eAB HOLDINGS, LLC	DELAWARE
EAGLE WEST LIMITED	UNITED KINGDOM
ED BROKING (2016) LIMITED	UNITED KINGDOM
ED BROKING (ASIA) PTE LIMITED	SINGAPORE
ED BROKING (BERMUDA) LIMITED INCORPORATED	BERMUDA
ED BROKING (HONG KONG) LIMITED	HONG KONG
ED BROKING (MENA) LIMITED	UNITED ARAB EMIRATES
ED BROKING (UK) LIMITED	UNITED KINGDOM
ED BROKING GROUP LIMITED	UNITED KINGDOM
ED BROKING HOLDINGS (2016) LTD.	UNITED KINGDOM
ED BROKING HOLDINGS (LONDON) LIMITED	UNITED KINGDOM
ED BROKING HOLDINGS LLP	UNITED KINGDOM
ED BROKING HOLDINGS, INC.	FLORIDA
ED BROKING LLP	UNITED KINGDOM
ED BROKING MIAMI INC.	FLORIDA
EDGA INTERNATIONAL LIMTED	UNITED KINGDOM
ELX FUTURES HOLDINGS, LLC	DELAWARE
ELX FUTURES, L.P.	DELAWARE
EMBONDS INC.	NEW YORK
EMERGING MARKETS BOND EXCHANGE LIMITED	UNITED KINGDOM
EPSILON INSURANCE BROKING SERVICES PTY LTD.	AUSTRALIA
ESX CLEARING HOLDINGS, LLC	DELAWARE
ESX CLEARING, L.P.	DELAWARE
EURO BROKERS (SWITZERLAND) S.A.	SWITZERLAND
EURO BROKERS CANADA LIMITED	CANADA
EURO BROKERS MEXICO S.A. de C.V.	MEXICO
FENICS EXECUTION, LLC	NEW YORK
FENICS FX, LLC	DELAWARE
FENICS GO HOLDINGS LIMITED	UNITED KINGDOM
FENICS LIMITED	UNITED KINGDOM
FENICS PARTNERS, LLC	DELAWARE
FENICS SECURIITES (SINGAPORE) PTE LIMITED	SINGAPORE
FENICS SECURITIES (AUSTRALIA) PTY LIMITED	AUSTRALIA
FENICS SECURITIES (HONG KONG) LIMITED	HONG KONG
FENICS SERVICES GP, LLC	DELAWARE
FENICS SOFTWARE INC.	DELAWARE
FENICS SOFTWARE LIMITED	UNITED KINGDOM

FENICS TECHNOLOGY (SINGAPORE) PTE LIMITED	SINGAPORE
FENICS TECHNOLOGY (SINGAPORE) PTE LIMITED	SINGAPORE
FENICS TECHNOLOGY MARKETS, LLC	DELAWARE
FHLP HOLDINGS, LLC	DELAWARE
FHLP, L.P.	DELAWARE
FREEDOM INTERNATIONAL BROKERAGE COMPANY	CANADA
FREEDOM INTERNATIONAL HOLDING, L.P.	DELAWARE
GFI (HK) BROKERS LIMITED	HONG KONG
GFI (HK) SECURITIES L.L.C.	NEW YORK
GFI ADVISORY (CHINA) CO. LIMITED	CHINA
GFI AFRICAN MONEY BROKERS (PTY) LTD	SOUTH AFRICA
GFI ASIA HOLDINGS PTE. LTD	SINGAPORE
GFI ASIA PARTNERS PTE. LTD	SINGAPORE
GFI AUSTRALIA PTY LIMITED	AUSTRALIA
GFI BERMUDA LTD.	BERMUDA
GFI BROKERS (CHILE) AGENTE DE VALORES SPA	CHILE
GFI BROKERS LIMITED	UNITED KINGDOM
GFI DEL PERU S.A.C.	PERU
GFI DEL PERU S.A.C.	PERU
GFI EMEA HOLDINGS LIMITED	UNITED KINGDOM
GFI EXCHANGE COLOMBIA S.A.	COLOMBIA
GFI FINANCE SARL	LUXEMBOURG
GFI FUTURES EXCHANGE LLC	DELAWARE
GFI GROUP (PHILIPPINES) INC.	PHILIPPINES
GFI GROUP DO BRASIL CONSULTORIA LTDA	BRAZIL
GFI GROUP DO BRASIL CONSULTORIA LTDA	BRAZIL
GFI GROUP INC.	DELAWARE
GFI GROUP LLC	NEW YORK
GFI GROUP MEXICO S.A. DE C.V.	MEXICO
GFI GROUP MEXICO S.A. DE C.V.	MEXICO
GFI GROUP PTE LIMITED	SINGAPORE
GFI HOLDINGS LIMITED	UNITED KINGDOM
GFI INTERNATIONAL AND CAPITAL MARKET BROKERS (PTY) LIMITED	SOUTH AFRICA
GFI INTERNATIONAL HOLDINGS LP	UNITED KINGDOM
GFI KOREA MONEY BROKERAGE LIMITED	KOREA
GFI MARKETS INVESTMENTS LIMITED	UNITED KINGDOM
GFI MARKETS LIMITED	UNITED KINGDOM
GFI MARKETS LLC	DELAWARE

GFI NEWGATE LIMITED	UNITED KINGDOM
GFI SECURITIES (SA) (PROPRIETARY) LIMITED	SOUTH AFRICA
GFI SECURITIES COLOMBIA S.A.	COLOMBIA
GFI SECURITIES HOLDINGS (PTY) LIMITED	SOUTH AFRICA
GFI SECURITIES LIMITED	UNITED KINGDOM
GFI SECURITIES LLC	NEW YORK
GFI SECURITIES NYON SARL	SWITZERLAND
GFI SECURITIES S.A.	ARGENTINA
GFI SERVICIOS CORPORATIVOS, S.A. DE C.V.	MEXICO
GFI SOUTH AFRICA (PTY) LTD	SOUTH AFRICA
GFI SWAPS EXCHANGE LLC	DELAWARE
GFI UK HOLDING LIMITED PARTNERSHIP	UNITED KINGDOM
GFINET EUROPE LIMITED	UNITED KINGDOM
GFINET HOLDINGS INC.	DELAWARE
GFINET INC.	DELAWARE
GFINET UK LIMITED	UNITED KINGDOM
GFIX LLC	DELAWARE
GINGA GLOBAL MARKETS PTE LTD	SINGAPORE
GINGA PETROLEUM (SINGAPORE) PTE LTD	SINGAPORE
GLADSTONE UNDERWRITING AGENCY LIMITED	UNITED KINGDOM
GLOBE UNDERWRITING LIMITED	UNITED KINGDOM
GM CAPITAL MARKETS LIMITED	UNITED KINGDOM
GOSEAS HOLDINGS LTD	CYPRUS
GUNTHER LUBSEN GMBH	GERMANY
GWMJ LIMITED	UNITED KINGDOM
H. BERNSTEIN INSURANCE BROKERS LIMITED	UNITED KINGDOM
HARLEQUIN INSURANCE PCC LIMITED	GUERNSEY
JADESTONE CONSULTANTS LIMITED	CYPRUS
JOBRIDGE HOLDINGS LTD	CYPRUS
JPI MERGER SUB 1, INC. (DISSOLVE? ASK CAROLINE)	DELAWARE
JPI MERGER SUB 2, LLC (DISSOLVE? ASK CAROLINE)	DELAWARE
JPI MERGER SUB 3, INC. (DISSOLVE? ASK CAROLINE)	DELAWARE
JUNGE & CO VERSICHERUNGSMAKLER GMBH	GERMANY
JUNGE VERSICHERUNGSMAKLER HOLDING GMBH	GERMANY
KALAHARI LIMITED	UNITED KINGDOM
KYTE CAPITAL MANAGEMENT LIMITED	UNITED KINGDOM
KYTE FUND MANAGEMENT (UK) LIMITED	UNITED KINGDOM
LEVEL 3 ENERGY MANAGEMENT LLC	TEXAS

LFI HOLDINGS, LLC	DELAWARE
LUCERA (UK) LIMITED	UNITED KINGDOM
LUCERA FINANCIAL INFRASTRUCTURES, LLC	DELAWARE
LUCERA INFRASTRUCTURES, LLC	DELAWARE
LUCERA SERVICES, LLC	DELAWARE
MARATHON GLOBAL LIMITED	UNITED KINGDOM
MARINE BROKING LLP	UNITED KINGDOM
MARTIN BROKERS GROUP LIMITED	UNITED KINGDOM
MAXCOR FOUNDATION INC.	NEW YORK
MERLIN ADVISORS, LLC	DELAWARE
MINT BROKERS	NEW YORK
MINT BROKERS HOLDINGS I, LLC	DELAWARE
MINT BROKERS HOLDINGS II, LLC	DELAWARE
NEUTRAL BAY INVESTMENTS LIMITED	UNITED KINGDOM
NMB BEIJING CONSULTING COMPANY LIMITED	CHINA
OPTEX GROUP LIMITED	UNITED KINGDOM
PATERSON MARTIN LIMITED	UNITED KINGDOM
PERIMETER MARKETS, INC.	CANADA (ONTARIO)
PIIQ RISK PARTNERS INC	DELAWARE
PIIQ RISK PARTNERS LIMITED	UNITED KINGDOM
POTEN & PARTNERS (AUSTRALIA) PTY. LTD.	AUSTRALIA
POTEN & PARTNERS (HELLAS) LTD.	BRITISH VIRGIN ISLANDS
POTEN & PARTNERS (SPAIN) SL	SPAIN (MADRID)
POTEN & PARTNERS (UK) LTD.	UNITED KINGDOM
POTEN & PARTNERS Denmark ApS	DENMARK
POTEN & PARTNERS GROUP, INC.	DELAWARE
POTEN & PARTNERS HOLDINGS, LLC	DELWARE
POTEN & PARTNERS LTD.	BERMUDA
POTEN & PARTNERS PTE. LTD.	SINGAPORE
POTEN & PARTNERS, INC.	DELAWARE
POTEN & PARTNERS, LLC	DELAWARE
POTEN CAPITAL SERVICES (UK) LTD.	UNITED KINGDOM
POTEN CAPITAL SERVICES, LLC	DELAWARE
POTEN PLURAL PARTICIPACOS SERVICOS E CORRETAGEM DE CARGA MARITIMA E MERCADORIAS LTDA	BRAZIL
REMATE (USA), INC.	NEW YORK
REMATE LINCE, S.A.P.I. de C.V.	MEXICO
RMT EMPLOYMENT SERVICES HOLDINGS I, LLC	DELAWARE

RMT EMPLOYMENT SERVICES HOLDINGS II, LLC	DELAWARE
RMT EMPLOYMENT SERVICES, S. DE R.L. de C.V.	MEXICO
SBL SUNRISE BROKERS LIMITED	CYPRUS
SEMINOLE CAPITAL MARKETS, L.P.	DELAWARE
SEMINOLE FINANCIAL LIMITED	UNITED KINGDOM
SISTEMAS VAR	MEXICO
STERLING BROKERS LIMITED	UNITED KINGDOM
STERLING INSURANCE BROKERS PTY LIMITED	AUSTRALIA
STERLING INTERNATIONAL BROKERS LIMITED	UNITED KINGDOM
SUNRISE BROKERS (HONG KONG) LTD	HONG KONG
SUNRISE BROKERS LLC	DELAWARE
SUNRISE BROKERS LLP	UNITED KINGDOM
SUNRISE GLOBAL BROKERS LIMITED	UNITED KINGDOM
THE EURO BROKERS RELIEF FUND, INC.	NEW YORK
TOWER BRIDGE (ONE) LIMITED	UNITED KINGDOM
TOWER BRIDGE GP LIMITED	UNITED KINGDOM
TOWER BRIDGE INTERNATIONAL SERVICES L.P.	UNITED KINGDOM
TRADESOFT TECHNOLOGIES, INC.	DELAWARE
TRADESPARK, L.P.	DELAWARE
TREASURYCONNECT LLC	DELAWARE